UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

PORTAGE RESOURCES INC.
Exact name of registrant as specified in its charter

Nevada	000-53614	75-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Benavides 441 Apto 101B Miraflores, Lima 18, Peru
(Address of principal executive offices)	(Zip Code)

511 733-5100
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1

REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 – Entry into a Material Definitive Agreement

On June 25, 2011, the Company’s wholly owned subsidiary, Portage Resources Peru S.A. (“Portage Peru”) entered into an assignment agreement with  Airon Peru S.A.C.  (“Airon”) whereby Airon assigned all rights and interest in a joint venture (the “Joint Venture”) to exploration the mining concession Wuakakuy to  Portage Peru.  Under the terms of the assignment agreement Portage Peru agreed to explore the concession pursuant to the terms of the Joint Venture.  The Company has agreed to spend a minimum of $150,000 on drilling and /or exploration costs and to drill a minimum of 1000 meters within the 18 months from the date of the agreement.  Should the Company not meet its obligations under the agreement then the property will revert back to Airon.   In consideration for the assignment, Portage Resources Inc. (the “Company”) is to issue a total of 20,000,000 common shares of the Company to Airon, Airon will receive a retainer of $2,000 per month for consulting services.

The joint venture agreement is currently in Spanish and is in for translation and will be filed as an exhibit upon receipt of the translation documents.

SECTION 2

FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets

On June 27, 2011, the Company’s wholly owned subsidiary, Portage Minerals Peru S.A. (“Portage Minerals”) entered into a purchase and sale agreement to acquire all rights, title and interest to the Linderos 4 mining concession in Tabaconas District, San Ignacio Province, Department of Cajamarca, Peru with Nilam Resources Inc. (“Nilam”).    As consideration for the acquisition of the mining concession, the Company has agreed to issue a total of 10,000,000 common shares of the Company to Nilam.

On July 4, 2011, the Company’s wholly owned subsidiary, Portage Minerals entered into a purchase and sale agreement to acquire all rights, title and interest to the Linderos 5 mining concession in Tabaconas District, San Ignacio Province, Department of Cajamarca, Peru with Nilam.   As consideration for the acquisition of the mining concession, the Company has agreed to issue a total of 8,000,000 common shares of the Company to Nilam.

SECTION 3

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the agreements detailed above the Company is required to issue a total of 38,000,000 shares of common stock of the Company as follows:

Name	Amount of Shares of Common Stock	Exemption Relied Upon
Airon Peru S.A.C. Calle Buen Retiro 155 Int. 404, San Borja, Lima, Peru	20,000,000 shares of restricted common stock	Regulation S
Nilam Resources Inc. 2724 Otter Creek Court Las Vegas, Nevada 89117	18,000,000 shares of restricted common stock	Regulation D

The shares of common stock to Airon Peru will be issued under the Regulation S exemption in compliance with the exemption from the registration requirements found in Regulation S promulgated by the Securities and Exchange Commission  (the “SEC”) under the Securities Act of 1933, as amended.  The offer and sale to the purchasers was made in an offshore transaction as defined by Rule 902(h). No directed selling efforts were made in the U.S. as defined in Rule 902(c).  The offer and sale to the purchasers was not made to a U.S. person or for the account or benefit of a U.S. person. The following conditions were present in the offer and sale:  a) The purchaser of the securities certified that it is not a U.S. person and did not acquire the shares for the account or benefit of any U.S. person; b) The purchaser has agreed to resell the securities only in compliance with Regulation S pursuant to a registration under the Securities Act, or pursuant to an applicable exemption from registration; and has agreed not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act; c) The purchaser has acknowledged and agreed with the Company that the Company shall refuse registration of any transfer of the securities unless made in accordance with Regulation S, pursuant to a registration statement under the Securities Act, or pursuant to an applicable exemption from registration; and d) The purchaser has represented that it is acquiring the shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the shares in violation of the United States federal securities laws. Neither the Company nor any person acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.  The shares sold are restricted securities and the certificates representing these shares have been affixed with a standard restrictive legend, which states that the securities cannot be sold without registration under the Securities Act of 1933 or an exemption therefrom.

The shares listed in the table above shown as having been sold under the “Regulation D” exemption were sold in compliance with the exemption from the registration requirements found in Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933. The Company paid no commissions or finders fees in connection with this offering.  Neither the Company nor any person acting on its behalf offered or sold these securities by any form of general solicitation or general advertising. The shares sold are restricted securities and the certificates representing these shares have been affixed with a standard restrictive legend, which states that the securities cannot be sold without registration under the Securities Act of 1933 or an exemption therefrom. Each purchaser represented to the Company that he was purchasing the securities for his own account and not for the account of any other persons. Each purchaser was provided with written disclosure that the securities have not been registered under the Securities Act of 1933 and therefore cannot be sold without registration under the Securities Act of 1933 or an exemption therefrom.

SECTION 5

CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Certain Officers:

Mr. Oscar Tinoco – Director and V.P. Operations:

On June 15, 2011, Mr Oscar Tinoco as appointed a Director of the Company and Vice President of Operations.

Mr. Tinoco is a Metallurgical Engineer with 35 years of experience in the mining industry throughout Peru and Columbia having been a consultant for companies such as Vena Resources, FLSmidth(Columbia) Corp and San Manuel (Peru).  He has expertise throughout South America in drilling exploration programs working as a consultant with with Goldmarca, Vena Resources and drilling companies such as Anderson Drilling (Australia) as well has having participated as a consultant in all aspects of construction of metallurgical plants.

Mr. Elias Garate – Director and V.P. Exploration

On June 20, 2011, Mr. Elias Garate was appointed as a director of the Company and V.P. Exploration.  Mr. Garate is a Geologist who has led exploration teams for El Misti Gold, Minas de Cobre Chapi, Sucahualla, Mineral Colibri and whose efforts assisted in the development of over 4 producing mines in Peru.  He has experience in both underground and open pit mining.  He has held executive position with Andean American, Goldmarca and Minera Colibri.

SECTION 9

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d)  Exhibits

Exhibit No.	Description
10.1	Assignment Agreement between Airon Peru S.A.C. and Portage Resources Peru S.A. dated June 25, 2011	Filed herewith
10.2	Sales and Purchase Agreement Linderos #4 between Nilam Resources Inc. and Portage Minerals Peru S.A. dated June 27, 2011	Filed herewith
10.3	Sales and Purchase Agreement Linderos #5 between Nilam Resources Inc. and Portage Minerals Peru S.A. dated July 4, 2011	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAGE RESOURCES INC.

Dated: July 7, 2011	By:	/s/ Paul Luna Belfiore
	Name:	Paul Luna Belfiore
`	Title:	President